J.P. Morgan Municipal Bond Funds

JPMorgan Arizona Municipal Bond Fund

JPMorgan Ohio Municipal Bond Fund

(All Share Classes)

(Each, a series of JPMorgan Trust II)

Supplement dated August 27, 2014

to the Prospectus and Summary Prospectuses dated July 1, 2014, as supplemented

At a special meeting (“Meeting”) of shareholders held on August 26, 2014, the shareholders of the JPMorgan Arizona Municipal Bond Fund approved the proposed Agreement and Plan of Reorganization by and among JPMorgan Trust I, on behalf of its series JPMorgan Intermediate Tax Free Bond Fund (the “Acquiring Fund”), and JPMorgan Trust II, on behalf of its series JPMorgan Arizona Municipal Bond Fund, pursuant to which the JPMorgan Arizona Municipal Bond Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund, in exchange for shares of the corresponding class of the Acquiring Fund, as set forth in the following table, and the assumption by the Acquiring Fund of all the liabilities of the JPMorgan Arizona Municipal Bond Fund followed immediately by the distribution by the JPMorgan Arizona Municipal Bond Fund to its shareholders of the portion of shares of the Acquiring Fund to which each shareholder is entitled in complete liquidation of the JPMorgan Arizona Municipal Bond Fund. The reorganization is expected to close as of the close of business on August 29, 2014.

JPMorgan Arizona Municipal Bond Fund	reorganized into	JPMorgan Intermediate Tax Free Bond Fund
Class A	ð	Class A
Class B	ð	Class B
Class C	ð	Class C
Select Class	ð	Select Class

The proposal to approve the Agreement and Plan of Reorganization by and among JPMorgan Trust I, on behalf of the Acquiring Fund, and JPMorgan Trust II, on behalf of its series JPMorgan Ohio Municipal Bond Fund, was not approved by the shareholders of the JPMorgan Ohio Municipal Bond Fund at the Meeting. Therefore the JPMorgan Ohio Municipal Bond Fund will not be reorganized into the Acquiring Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MUNI-814-2